UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2021

Commission File Number:  000-51823

AEI INCOME & GROWTH FUND 26 LLC
(Exact name of registrant as specified in its charter)

State of Delaware	41-2173048
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

30 East 7th Street, Suite 1300 St. Paul, Minnesota 55101	(651) 227-7333
(Address of principal executive offices)	(Registrant’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Securities registered pursuant to Section 12(g) of the Act:
Limited Liability Company Units
(Title of class)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).              Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

In August 2021, the Managing Member solicited by mail a proxy statement seeking the consent of the Limited Members to initiate the final disposition, liquidation and distribution of all of the Company’s properties and assets (Proposal #1) or to continue the Company for an additional 60 months (Proposal #2). In addition, the proxy statement sought the Limited Members’ consent to amend the Company’s Unit repurchase plan (Proposal #3) and to allow the Company to sell joint venture interests it currently owns in three of its properties to other AEI Affiliated Funds (Proposal #4). In order for a proposal to be approved, a majority of the 1,678,443.203 eligible Units must be voted in favor of the proposal

Proposal #1:
Approval to begin selling the Company’s properties, followed by the Company’s liquidation and dissolution.

The proposal was approved, based upon the following votes:

For	Against	Abstain
1,057,396.738	87,885.972	5,104.687

Proposal #2:
Amend the Operating Agreement to continue the Company’s operations for an additional 60 months.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
121,450.322	557,472.690	10,104.687

Proposal #3:
Amend the Operating Agreement to change the Company’s Unit Repurchase Plan price to 95% of net asset value.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
814,755.225	142,795.844	88,367.411

Proposal #4:
Allow the Company to sell joint venture interests it currently owns in three of its properties to other AEI Affiliated Funds.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
745,162.141	302,062.449	36,792.904

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

AEI Income & Growth Fund 26 LLC

	By:	AEI Fund Management XXI, Inc.
	Its:	Managing Member

Date: October 15, 2021	By:	/s/ Keith E Petersen
Keith E. Petersen
Chief Financial Officer